UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 27, 2009 (January 21, 2009)
Princeton National Bancorp, Inc.

(Exact name of registrant as specified in its charter)
Delaware

(State or other jurisdiction of incorporation)

0-20050	36-3210283

(Commission File Number)	(IRS Employer Identification No.)

606 South Main Street Princeton, Illinois	61356

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (815) 875-4444
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
     On January 21, 2009, Princeton National Bancorp, Inc. filed a Certificate of Designations (the “Certificate of Designations”) with the Delaware Secretary of State for the purpose of amending its Certificate of Incorporation to fix the designations, preferences, limitations and relative rights of a class of Fixed Rate Cumulative Perpetual Preferred Stock, Series B. The Certificate of Designations is an exhibit to this Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.
          (d) Exhibits.

Exhibit Number

3.1	Certificate of Designations for the Series B Preferred Stock

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRINCETON NATIONAL BANCORP, INC.
(Registrant)

By:	/s/ Tony J. Sorcic
Tony J. Sorcic, President and
Chief Executive Officer

Dated: January 27, 2009

EXHIBIT INDEX

Exhibit Number

3.1	Certificate of Designations for the Series B Preferred Stock